This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's production levels, future business prospects, net sales, expenses and income (loss), margins, capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, growth strategy, retail and wholesale demand and shipments, run rates, integration of acquisitions, planned divestitures and facility consolidations, optimization of facilities and infrastructure, R&D investments, commodity prices, addressable markets, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, future pandemics, geopolitical tensions, armed conflicts, or natural disasters on the global economy and on the Company's customers, suppliers, team members, business and cash flows, pricing pressures due to domestic and foreign competition, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as adjusted net income, adjusted net income per diluted share, adjusted EBITDA, adjusted EBITDA as a percentage of net sales, net debt to adjusted EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking guidance for adjusted diluted EPS. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. 2 Forward-Looking Statements 2

Delivered Strong Revenue Growth and Doubled Operating Income in Q4 Executing Cost Management and Continuous Improvement Initiatives • Fourth quarter operating profit margin of 3.8%, up 180 bps YoY • Strategic material sourcing and sales growth in the North American RV market drove margin expansion • Continued facility optimization with 5 facility consolidations completed in 2025 and targeting 8-10 in 2026 • Agile tariff mitigation strategy continues to allow for effective cost management Quarterly Financial Performance • Net sales of $933 million, up 16% YoY • Net income of $19 million, up 96% YoY ($0.77 per diluted share), or 2.0% of net sales • Adjusted net income1 of $22 million ($0.89 adjusted net income per diluted share1, up 138% YoY) • Adjusted EBITDA1 of $70 million, or 7.5% of net sales, up 53% YoY 1 Additional information regarding adjusted net income, adjusted net income per diluted share, adjusted EBITDA, and adjusted EBITDA as a percentage of net sales, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix. Capital Allocation • Strong liquidity position with $223 million of cash and cash equivalents and $595 million of availability on revolving credit facility at December 31, 2025 • Paid quarterly dividend of $1.15 per share aggregating $28 million in the fourth quarter • $243 million of total capital returned to shareholders through dividends and strategic share buybacks in 2025 Fourth Quarter and Full Year 2025 Highlights Full Year Financial Performance • Net sales of $4.1 billion, up 10% YoY • Net income of $188 million, up 32% YoY ($7.57 per diluted share), or 4.6% of net sales • Adjusted net income1 of $185 million ($7.46 adjusted net income per diluted share, up 33% YoY) • Adjusted EBITDA1 of $408 million, or 9.9% of net sales, up 19% YoY • Cash flows from operations of $331 million • Continued momentum with estimated $225 million run rate from top five new innovative products 3

Results by Market 4 OEM Segment • RV • Transportation • Marine • Housing Aftermarket Segment

5 RV OEM Performance and Trends • Q4 2025 RV OEM sales up 17% YoY, driven by sales price increases related to higher material costs, increased mix in higher-content fifth wheels, and market share gains • Gained share in our top 5 RV product categories: appliances, awnings, chassis, furniture, and windows for the quarter ended December 31, 2025 • 64,700 North American wholesale towable units shipped in Q4 2025, down 4% YoY • 51,300 estimated North American retail towable units sold in Q4 2025, down 7% YoY Quarterly Net Sales $376M $440M Q4 2024 Q4 2025 NA RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 0 50,000 100,000 150,000 200,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Full Year Net Sales $1,748M $1,944M FY 2024 FY 2025 5

Touring Coil Suspension Furrion® 18K Chill Cube Air Conditioner * "Other" includes impact of RV unit shipments versus industry production, index sales price adjustments, and the impact of acquisitions and divestitures New Window Designs and Integrated Shades Innovation Driving RV Organic Content Growth Sequential Towable Content Growth (LTM) YoY Towable Content Growth (LTM) Key 2025 Model Year Product Wins 6 Bi-Fold SunDeck 6

$629M $771M FY 2024 FY 2025 7 Transportation OEM Performance and Trends • Q4 2025 Transportation OEM sales up 34% YoY • Increase primarily due to acquired sales from recent acquisitions in the resilient bus market where integration efforts and synergies are ahead of plan • Trans Air (acquired in March) - bus climate control systems • Freedman Seating (acquired in April) - bus seating solutions • Expanding presence in transportation markets: • Increasing market share in axles and suspension products to top utility trailer brands. Utility trailer industry produces 500K+ utility and cargo trailers annually • Supplying windows in off-road vehicles and school buses • Approximately 65,000 city, shuttle and school buses delivered in 2025 Quarterly Net Sales $137M $184M Q4 2024 Q4 2025 Full Year Net Sales 7

8 Marine OEM Performance and Trends • Q4 2025 Marine sales up 10% YoY • Increase primarily related to higher mix of premium boats and stronger pre-season volume increases • Fairly strong sales of larger boats with more Lippert content • Key product categories include pontoon furniture, power biminis, windshields, and ladders Quarterly Net Sales $64M $70M Q4 2024 Q4 2025 $293M $291M FY 2024 FY 2025 Full Year Net Sales 8

9 Housing OEM Performance and Trends • Q4 2025 Housing OEM sales down 6% YoY • Q4 2025 Manufactured housing units were down about 10%, with full year down about 1% • Expanding presence in residential window market through recent acquisition of Moss Supply Company • Housing starts expected to increase in 2026 $45M $42M Q4 2024 Q4 2025 $192M $184M FY 2024 FY 2025 Quarterly Net Sales Full Year Net Sales 9

10 Aftermarket Performance and Trends • Q4 2025 sales up 8% from the prior year period primarily driven by product innovations and the expanding Camping World relationship within the RV aftermarket, partially offset by lower volumes within the automotive aftermarket • Driving portfolio expansion in diversified markets with towing and truck accessories, boating accessories, appliances, and electronics • Meeting heightened repair and replacement demand as RV ownership has reached record levels in recent years • Launched Lippert Factory Service network of service and repair centers to provide expert installations, service, repairs and upgrades Quarterly Net Sales $182M $196M Q4 2024 Q4 2025 Full Year Net Sales $881M $932M FY 2024 FY 2025 Q4 2025 Aftermarket Net Sales by Market 48% 34% 6% 12% Automotive RV Marine Other 10

Consolidated Results 11

12 Q4 2025 Financial Performance Operating Margin 2.0% 3.8% Fourth Quarter 2024 Fourth Quarter 2025 (in th ou sa nd s) Consolidated Net Income $9,547 $18,684 Fourth Quarter 2024 Fourth Quarter 2025 (in th ou sa nd s) Adjusted EBITDA* $45,827 $70,143 Fourth Quarter 2024 Fourth Quarter 2025 * Additional information regarding Adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $803,138 $932,700 Fourth Quarter 2024 Fourth Quarter 2025 +16% +180 bps +53%+96% 12

13 FY 2025 Financial Performance * Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. Operating Margin 5.8% 6.8% 2024 2025 (in th ou sa nd s) Consolidated Net Income $142,867 $188,250 2024 2025 (in th ou sa nd s) Adjusted EBITDA* $343,930 $408,246 2024 2025 (in th ou sa nd s) Consolidated Net Sales $3,741,208 $4,122,017 2024 2025 +10% +100 bps +19%+32% 13

Capital Allocation Highlights

Executing on our capital allocation strategy through acquisitions, focus on innovation, and returning capital to shareholders

Strategic Acquisitions

Acquisitions completed in 2025:

- Bigfoot Hydraulic Systems expands our existing leveling product portfolio (OEM and AM)
- Freedman Seating provides seating solutions primarily in the bus market (OEM and AM)
- Trans Air provides climate control systems primarily in the bus market (OEM and AM)
- Moss Supply Company serves the residential windows market (AM)
- RVibrake provides flat tow brake systems to the automotive aftermarket (AM)

Future Debt Maturities



$490
(in millions)
$—
$96
$4
$4
$4
$464
$4
$373
2026
2027
2028
2029
2030
2031
2032
2026 Convertible Notes
2030 Convertible Notes
Term Loan B

Returning Capital to Shareholders

- Paid quarterly dividend of $1.15 per share, aggregating $28 million in the fourth quarter
- $243 million of total capital returned to shareholders in the form of dividends and share repurchases during 2025

Strong Balance Sheet

- Strong year-end cash position of $223 million
- Borrowing availability of $595 million on revolving credit facility
- Debt to net income of 5.0x, and net debt to adjusted EBITDA of 1.8x[(1)], reflecting disciplined leverage management



[1] Additional information regarding net debt to adjusted EBITDA and a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the Appendix.

LIPPERT
LCI Industries | Q4 2025 Earnings Presentation 14

15 Liquidity and Cash Flow As of and for the twelve months ended December 31 2025 2024 Cash and Cash Equivalents $223M $166M Remaining Availability under Revolving Credit Facility(1) $595M $453M Capital Expenditures $53M $42M Dividends $114M $109M Share Repurchases $129M $—M Debt / Net Income (TTM) 5.0x 5.3x Net Debt/Adjusted EBITDA (TTM)(2) 1.8x 1.7x Cash from Operating Activities $331M $370M Free Cash Flow(2) $278M $328M 1 Remaining availability under the revolving credit facility is subject to covenant restrictions. 2 Additional information regarding net debt to Adjusted EBITDA and free cash flow, as well as a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix. 15

2026 Outlook 16

17 2026 Outlook RV Industry • Recent show traffic is good; dealers and OEMs starting the year very disciplined • Our current full year 2026 North American forecast is 335K - 350K wholesale unit shipments • Expectation that there is a move towards more favorable mix shift later in 1st/2nd quarter • Expect continued momentum and product placement with newly launched products in recent model year updates Other Markets • Transportation - expect market to be flat, but Lippert expected to benefit from acquisitions of Freedman and Trans Air made in 2025 • Marine - industry expected to be flat to up low single digits • Housing - industry expected to be up low single digits aided by growth of our residential window products • Aftermarket - expect mid single digit growth. ~2 million RVs expected to enter repair and replacement cycle in the next few years. Lippert should see lift in auto aftermarket as a result of key competitor's bankruptcy January 2026 Results • January 2026 net sales of approximately $343 million, up 4% YoY 17

Launching Full Year 2026 Financial Outlook Guidance Based on current market and economic conditions along with existing tariffs, the Company expects the following: 2026 Outlook 2025 Actual 2026 Estimate Revenue $4.1B $4.2 billion - $4.3 billion Operating Profit Margin 6.8% 7.5% - 8.0% Adjusted Diluted EPS $7.46 $8.25 - $9.25 18 18

20 Appendix Reconciliation of Non-GAAP Measures ADJUSTED EBITDA Three months ended December 31, ADJUSTED EBITDA (TTM) Twelve months ended December 31, ($ in thousands) 2025 2024 ($ in thousands) 2025 2024 Net income $ 18,684 $ 9,547 Net income $ 188,250 $ 142,867 Interest expense, net 9,707 5,100 Interest expense, net 35,710 28,899 Provision for income taxes 6,971 1,487 Provision for income taxes 66,819 46,471 Depreciation and amortization 30,881 29,693 Depreciation and amortization 121,231 125,693 EBITDA $ 66,243 $ 45,827 EBITDA $ 412,010 $ 343,930 Restructuring costs 3,900 — Loss on extinguishment of debt 8,859 — Adjusted EBITDA $ 70,143 $ 45,827 Gain on sale of real estate (19,716) — Restructuring costs 3,900 — Net Sales $ 932,700 $ 803,138 Executive separation costs 3,193 — Net income as a % of Net Sales 2.0% 1.2 % Adjusted EBITDA $ 408,246 $ 343,930 Adjusted EBITDA as a % of Net Sales 7.5% 5.7 % Net Sales $ 4,122,017 $ 3,741,208 Net income as a % of Net Sales 4.6% 3.8 % Adjusted EBITDA as a % of Net Sales 9.9% 9.2 % FREE CASH FLOW Twelve months ended December 31, NET DEBT/ADJUSTED EBITDA (TTM) ($ in thousands) 2025 2024 ($ in thousands) December 31, 2025 December 31, 2024 Net cash flows provided by Total debt $ 945,185 $ 757,253 operating activities $ 330,976 $ 370,284 Less cash and cash equivalents 222,615 165,756 Capital expenditures (52,644) (42,333) Net debt $ 722,570 $ 591,497 Free cash flow $ 278,332 $ 327,951 Total Debt/Net Income (TTM) 5.0x 5.3x Net Debt/Adjusted EBITDA (TTM) 1.8x 1.7x Adjusted EBITDA, Adjusted EBITDA as a percentage of net sales, and free cash flow are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and to the extent applicable, loss on extinguishment of debt, gain on sale of real estate, restructuring costs, and executive separation costs. Free cash flow is defined as net cash flows provided by operating activities less capital expenditures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. The net debt to Adjusted EBITDA ratio on a trailing twelve month basis is a non-GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to Adjusted EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by Adjusted EBITDA. The net debt to Adjusted EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to Adjusted EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

21 Appendix Reconciliation of Non-GAAP Measures (cont.) ADJUSTED NET INCOME Three months ended December 31, Twelve months ended December 31, ($ in thousands, except per share amounts) 2025 2024 2025 2024 Net income $ 18,684 $ 9,547 $ 188,250 $ 142,867 Loss on extinguishment of debt — — 8,859 — Gain on sale of real estate — — (19,716) — Restructuring costs 3,900 — 3,900 — Executive separation costs — — 3,193 — Tax effect of adjustment (936) — 900 — Adjusted net income $ 21,648 $ 9,547 $ 185,386 $ 142,867 ADJUSTED NET INCOME PER DILUTED SHARE Net income per common share - diluted $ 0.77 $ 0.37 $ 7.57 $ 5.60 Loss on extinguishment of debt — — 0.36 — Gain on sale of real estate — — (0.79) — Restructuring costs 0.16 — 0.16 — Executive separation costs — — 0.13 — Tax effect of adjustment (0.04) — 0.03 — Adjusted net income per common share - diluted $ 0.89 $ 0.37 $ 7.46 $ 5.60 Weighted average common shares outstanding - diluted 24,349 25,599 24,855 25,507 Adjusted net income and adjusted net income per diluted common share are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted net income and adjusted net income per diluted common share are defined as net income or net income per diluted common share, as applicable, adjusted for loss on extinguishment of debt, gain on sale of real estate, restructuring costs, executive separation costs and the related tax effects. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

22 Appendix Historical Unit Mix as Percentage of LCI RV OEM Chassis Shipments 15.5% 15.8% 15.5% 15.9% 15.4% 18.6% 17.9% 20.5% 19.3% 18.9% 23.0% 24.3% 23.7% 20.5% 18.7% 21.4% 84.5% 84.2% 84.5% 84.1% 84.6% 81.4% 82.1% 79.5% 80.7% 81.1% 77.0% 75.7% 76.3% 79.5% 81.3% 78.6% Single Axle Travel Trailer Multi Axle TT and Fifth Wheels 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 —% 20.0% 40.0% 60.0% 80.0% 100.0% 22